SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report: February 22, 2008

Citizens South Banking Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-23971	54-2069979
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

519 South New Hope Road, Gastonia, North Carolina		28054-4040
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 704-868-5200

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 15, 2008, Vance B. Brinson, Jr. retired as Executive Vice President of Citizens South Bank, the wholly owned subsidiary of Citizens South Banking Corporation, effective March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CITIZENS SOUTH BANKING CORPORATION

DATE: February 22, 2008	By:	/s/ Kim S. Price
Kim S. Price
President and Chief Executive Officer

By:	/s/ Gary F. Hoskins
Gary F. Hoskins
Chief Financial Officer